MUNICIPAL ADVANTAGE FUND INC.
                                                                    June 1, 1999
Dear Shareholder:

     During the fiscal quarter ended April 30, 1999, the municipal bond market was down slightly, as indicated by a 0.1% decline for the Lehman Brothers Municipal Bond Index (Lehman Index). While continuing its strong performance over longer periods, the Fund decreased 0.9% in the fiscal quarter, based on change in net asset value (NAV) for its common shares plus dividends, assuming reinvestment of those dividends. The Fund's results compared with an average decline of 0.3% for the leveraged closed-end general municipal bond funds monitored by Lipper Analytical Services, Inc. The Fund's performance was 39th among the 47 funds in this Lipper category. Based on total return at market--that is, dividends plus the price change of the Fund's common shares on the New York Stock Exchange, assuming reinvestment of dividends--the Fund declined 4.0% in the quarter.

     The Fund's results were dampened by its holdings of long-term securities, which tend to decrease more in price than do short-term issues when the bond market weakens. Late in the quarter, we reduced the duration of the Fund's portfolio to moderate its exposure to any further erosion of municipal security prices.

     For the six months ended April 30, 1999, the Fund had a total return on NAV of 0.8%, compared with a 1.8% return for the Lehman Index.

STRONG PERFORMANCE OVER LONGER PERIODS

     The Fund's excellent results over time are demonstrated by its performance for the one- , three- and five-year periods ended April 30, 1999 and since its inception:

                   FUND PERFORMANCE AT NAV VERSUS BENCHMARKS

                                                                                                          Average for leveraged
                                                                                                          closed-end municipal
                  Average annual total                                                                    bond funds monitored
                   return for periods                       Municipal             Lehman Brothers         by Lipper Analytical
                 ended April 30, 1999:                     Advantage Fund         Municipal Bond Index    Services, Inc.
One year                                                           7.2%                   7.0%                     7.0%
Three years                                                        9.6%                   7.6%                     8.7%
Five years                                                         9.2%                   7.5%                     8.3%
Since inception (April 30, 1993)                                   6.9%                   6.6%                       --

     Among the funds in the Lipper leveraged closed-end municipal bond fund category, the Fund's performance ranked 17th among 46 funds for one year, sixth among 44 funds for three years and eighth among 43 funds for five years.

     We have achieved these results by remaining disciplined in our value philosophy. We invest in those sector, maturity and quality groups of the municipal bond market that we believe offer the best relative value--that is, the highest yield at the lowest price with the least amount of risk. Although we would like to outperform our benchmarks every quarter, we recognize that would be virtually impossible. We seek instead to control risk and generate favorable returns over the long term.

DIVIDEND PAYMENTS AND YIELD

     During the fiscal quarter ended April 30, 1999, the Fund continued to meet its objective of providing holders of its common shares with a high level of current income that is exempt from regular federal income taxes, consistent with the preservation of capital. The Fund paid regular monthly dividends of 6.65 cents per common share, or a total of 19.95 cents per common share for the quarter.

     As of April 30, 1999, the yield on the Fund's common shares was 6.0%, based on the $13.25 per share closing market price at the end of April and the annualized current monthly dividend rate of 6.65 cents per common share. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 10.0% on a taxable basis, which we believe is highly competitive in relation to other quality investments.

MARKET ENVIRONMENT

     Interest rates rose in the latest quarter, causing bond prices to fall. To some degree, the bond market simply paused to catch its breath following the dramatic reductions in long-term interest rates during 1998. In addition, there was growing concern among investors that a continued strong economy might cause inflation to resurge. There have been periodic inflation scares of this type over the past few years. All of these scares have, to date, proved unfounded. In fact, inflation has remained extremely low for an extended period, benefiting the bond market. Whether inflation will turn upward in the coming months remains to be seen.

     In the quarter, tax-exempt municipal bonds held their value better than most other types of fixed-income securities, recapturing some of the ground they had lost in 1998. Although prices of municipal securities decreased, U.S. government and corporate bonds fell more sharply. In that regard, municipals were one of the best-performing categories of fixed-income securities in the quarter.

     We remained focused, as always, on maximizing the Fund's yield without taking undue risk. We continue to find attractive value in healthcare and housing securities, which offer somewhat higher yields than other tax-exempt bonds of comparable quality. In addition, because the yield differences between higher-rated and lower-rated municipal securities remain relatively narrow at this time, we see little incentive to own lower-rated bonds except in specific instances where we find good value. At April 30, 1999, 93.7% of the Fund's net assets were invested in securities rated single-A or higher by Standard & Poor's and/or Moody's.

PORTFOLIO ANALYSIS

     The Fund invests substantially all of its assets in long-term tax-exempt securities that are rated "investment grade" at the time of purchase by at least one recognized rating agency. At April 30, 1999, the Fund was fully invested in long-term securities.

     We seek to control risk not only through investment quality, but also through portfolio diversity. The Fund's five largest portfolio positions by state at the end of April 1999 were: New York, representing 12.0% of the Fund's net assets; California, 9.2%; Michigan, 8.7%; Texas, 8.5%; and Massachusetts, 7.1%. The five largest market sectors were: health and hospital, representing 20.8% of the Fund's net assets; housing, 16.7%; general obligation, 15.8%; water and sewer, 12.6%; and airline and airport, 12.1%. There were no significant changes in allocation, either by state or market sector, during the quarter.

     The average maturity of the portfolio was 21.3 years at the end of April 1999, down slightly from three months earlier.

PREFERRED STOCK COSTS

     The Fund issues preferred stock to generate additional income for holders of the Fund's common shares. Proceeds from the preferred stock are invested in municipal bonds that currently yield more than the cost of the preferred, with the Fund's common shares realizing the difference. Besides adding to income, the use of leverage from the preferred shares tends to magnify the capital appreciation of the common shares in a rising bond market and magnify their capital losses in a declining market.

     At the latest auction on May 24, 1999, the Fund sold 28-day auction rate preferred stock at an annual dividend rate of 3.20%, down from 3.25% on the previous issue.

DISCOUNT

     The Fund's common shares trade at a discount to their NAV, as is true of many closed-end municipal bond funds. Because the market price of the Fund's common shares declined more than the Fund's NAV in the latest quarter, the discount widened to 11.4% at the end of April 1999 from 8.5% three months earlier. We believe that one way for owners of the Fund's common shares to capitalize on the discount and acquire an interest in quality securities at a price below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

YEAR 2000 PROCESSING ISSUE

     Many computer programs in use today use two digits rather than four to identify the year and cannot distinguish the year 2000 from the year 1900. The Year 2000 issue affects virtually all companies and organizations. The Fund's investment manager and investment adviser are working on necessary changes to their computer systems to deal with the Year 2000 issue and expect to be compliant by June 30, 1999. The Fund's transfer agent, custodian and other service providers have reported that they are working on dealing with the Year 2000 issue as well. There can be no assurance that the problem will be corrected in all respects or that it will not have a negative effect on the Fund's operations or results. In addition, state and local government entities whose securities are owned by the Fund could be adversely affected by the Year 2000 issue, which could have a negative effect on the Fund's investment return.

RECORDED UPDATE

     For a recorded periodic update reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413.

OUTLOOK

     In mid-May, after the end of the fiscal quarter, the Federal Reserve noted that inflation remained "quite subdued." The Fed also said, however, that it was concerned about "the potential for a buildup of inflationary imbalances" and indicated it might raise its target federal funds rate in the coming months. If the Fed were to raise rates, it is likely that bond prices would decline.

     In managing the Fund, we have been through periods of rising (and falling) interest rates before, and we feel comfortable with our ability to continue to deliver a high level of tax-exempt income through a variety of market conditions. Since it is difficult, if not impossible to predict changes in market direction, our advice for investors is to stick with a diversified portfolio of high-quality securities over the market cycle. Consistent long-term investment is, in our view, the best way to make money without taking large risks.

     We remain dedicated, as always, to serving your need for a high level of income which is exempt from regular federal income tax through the ownership of a diversified portfolio of quality municipal securities, consistent with the preservation of capital. We at the Fund, together with Value Advisors LLC, the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, thank you for investing with the Fund. We appreciate the trust you have placed in us.

                                         Sincerely,

                                     /s/ Stephen Treadway

                                         Stephen Treadway
                                         Chairman

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 APRIL 30, 1999

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS--98.3%
              ALABAMA--2.6%
$1,000,000    Alabama State Docks Department Facility Revenue
                (MBIA insured),
                6.15%, 10/1/14............................................     Aaa/AAA       $1,097,460
 1,250,000    Alabama State Public School & College Authority
                (FSA insured),
                4.25%, 11/1/18............................................     Aaa/AAA        1,115,413
 2,000,000    DCH Health Care Authority, Health Care Facilities Revenue,
                5.70%, 6/1/15.............................................      A1/A+         2,106,540
                                                                                             ----------
                                                                                              4,319,413
                                                                                             ----------
              CALIFORNIA--9.2%
 1,000,000    Burbank Redevelopment Agency,
                6.00%, 12/1/13............................................     Baa1/A-        1,055,480
 2,500,000    California Health Facilities Financing Authority Revenue,
                6.25%, 3/1/21.............................................       A3/A         2,613,575
 1,000,000    California State Public Works Board, Lease Revenue,
                6.30%, 10/1/10 (Pre-refunded 10/1/04) (A).................       A1/A         1,139,270
 1,000,000    Lafayette Elementary School District (FSA insured),
                5.90%, 5/15/17............................................     Aaa/AAA        1,084,250
 4,000,000    Los Angeles Harbor Department Revenue,
                5.375%, 11/1/23...........................................      Aa3/AA        4,069,960
 1,000,000    Los Angeles Regional Airports Revenue,
                6.70%, 1/1/22.............................................      NR/A-         1,058,910
 1,000,000    Madera County Certificates of Participation (MBIA insured),
                6.125%, 3/15/23 (Pre-refunded 3/15/05) (A)................     Aaa/AAA        1,135,100
 1,000,000    San Mateo County JT Powers Authority (MBIA insured),
                5.00%, 7/1/21.............................................     Aaa/AAA        1,003,930
 2,000,000    Tustin California University School District Special Tax
                (FSA insured),
                4.50%, 9/1/24.............................................     Aaa/AAA        1,819,680
                                                                                             ----------
                                                                                             14,980,155
                                                                                             ----------
              COLORADO--4.9%
 3,085,000    Colorado Health Facilities Authority Revenue (MBIA insured),
                5.95%, 5/15/12............................................     Aaa/AAA        3,332,263
              Denver City & County Airport Revenue (MBIA insured),
 1,500,000    5.60%, 11/15/25.............................................     Aaa/AAA        1,549,275
 3,000,000    5.75%, 11/15/17.............................................     Aaa/AAA        3,142,050
                                                                                             ----------
                                                                                              8,023,588
                                                                                             ----------
              CONNECTICUT--0.8%
 1,215,000    Connecticut General Obligation Bonds,
                5.25%, 3/15/14............................................      Aa3/AA        1,273,721
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
               SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1999
Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              DISTRICT OF COLUMBIA--1.0%
$1,850,000    Washington D.C. Convention Center Authority Tax Revenue
                (AMBAC insured),
                4.75%, 10/1/28............................................     Aaa/AAA       $1,699,151
                                                                                             ----------
              FLORIDA--0.8%
 1,500,000    Florida State Board of Education (FSA insured),
                4.50%, 6/1/22.............................................     Aaa/AAA        1,372,935
                                                                                             ----------
              GEORGIA--2.6%
 1,750,000    Cherokee County Water & Sewer Authority Revenue
                (MBIA Insured),
                5.50%, 8/1/23.............................................     Aaa/AAA        1,872,027
 1,000,000    Savannah Hospital Authority Revenue,
                6.125%, 7/1/12 (Pre-refunded 7/1/03) (A)..................      A3/NR         1,101,410
 1,260,000    Toombs County Hospital Authority Revenue,
                7.00%, 12/1/17............................................      NR/BBB        1,349,725
                                                                                             ----------
                                                                                              4,323,162
                                                                                             ----------
              ILLINOIS--4.1%
 1,000,000    Chicago Water Revenue (FGIC insured),
                5.25%, 11/1/17............................................     Aaa/AAA        1,014,520
 1,000,000    Illinois Educational Facilities Authority Revenue,
                5.25%, 9/1/24.............................................      NR/A-           955,450
 2,670,000    Illinois Health Facilities Authority Revenue,
                9.00%, 11/15/15...........................................     Baa1/AAA       2,945,063
 1,710,000    Illinois Housing Development Authority Revenue,
                6.70%, 8/1/25.............................................      Aa2/AA        1,818,363
                                                                                             ----------
                                                                                              6,733,396
                                                                                             ----------
              KENTUCKY--0.7%
 1,000,000    Louisville & Jefferson Counties Metropolitan Sewer District
                (AMBAC insured),
                6.50%, 5/15/24 (Pre-refunded 11/15/04) (A)................     Aaa/AAA        1,144,580
                                                                                             ----------
              LOUISIANA--1.0%
 1,500,000    New Orleans General Obligation Bonds (AMBAC insured),
                6.125%, 10/1/16...........................................     Aaa/AAA        1,661,715
                                                                                             ----------
              MAINE--0.4%
   555,000    Maine State Housing Authority, Mortgage Purchase,
                7.55%, 11/15/22...........................................      Aa2/AA          581,551
                                                                                             ----------
              MARYLAND--0.9%
 1,360,000    Maryland State Community Development Administration
                (FHA insured),
                7.60%, 4/1/23.............................................      Aa2/NR        1,415,542
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1999

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              MASSACHUSETTS--7.1%
              Massachusetts Bay Transportation Authority Revenue,
$1,000,000    Ser. A, 5.00%, 3/1/27 (FGIC insured)........................     Aaa/AAA      $   967,830
 3,000,000    Ser. D, 5.00%, 3/1/27.......................................     Aa3/AA-        2,903,490
              Massachusetts State Health & Education Facilities Authority
                Revenue,
 1,000,000    5.125%, 7/1/19..............................................      A1/AA-          972,370
 2,250,000    6.25%, 12/1/22..............................................       A1/A         2,428,020
 1,175,000    Massachusetts State Water Pollution Abatement Trust,
                6.375%, 2/1/15............................................     Aa3/AA+        1,300,584
 3,250,000    Massachusetts State Water Resource Authority (FSA insured),
                4.50%, 8/1/22.............................................     Aaa/AAA        2,948,953
                                                                                             ----------
                                                                                             11,521,247
                                                                                             ----------
              MICHIGAN--8.7%
 1,000,000    Dearborn School District,
                6.00%, 5/1/14 (Pre-refunded 5/1/01) (A)...................     Aa2/AA+        1,064,190
 1,000,000    Michigan Municipal Bond Authority Revenue,
                4.75%, 10/1/18............................................     Aa1/AA+          961,910
              Michigan State Hospital Finance Authority Revenue,
 1,000,000    5.50%, 10/1/18..............................................     Baa2/BBB         974,350
 2,000,000    8.125%, 10/1/21 (Pre-refunded 10/1/05) (A)..................     Baa2/AAA       2,481,680
 1,000,000    Michigan State Pollution Control Revenue,
                6.20%, 9/1/20.............................................       A2/A         1,074,500
              Wayne County Airport Revenue (MBIA insured),
 4,000,000    5.00%, 12/1/22..............................................     Aaa/AAA        3,854,960
 4,000,000    5.00%, 12/1/28..............................................     Aaa/AAA        3,827,320
                                                                                             ----------
                                                                                             14,238,910
                                                                                             ----------
              MINNESOTA--3.7%
              Minnesota State Housing Finance Agency,
 1,410,000    6.00%, 2/1/14...............................................      Aa2/AA        1,474,014
 2,530,000    6.10%, 8/1/22...............................................      Aa2/AA        2,644,483
 1,865,000    6.25%, 8/1/22...............................................      Aa2/AA        1,887,473
                                                                                             ----------
                                                                                              6,005,970
                                                                                             ----------
              NEVADA--6.0%
 2,000,000    Clark County General Obligation Bonds (MBIA insured),
                6.00%, 6/1/13 (Pre-refunded 6/1/04) (A)...................     Aaa/AAA        2,206,480
 1,000,000    Clark County Industrial Development Revenue,
                5.60%, 10/1/30............................................      NR/BBB        1,006,180
 2,000,000    Clark County Passenger Facility Charge Revenue
                (MBIA insured),
                5.75%, 7/1/23.............................................     Aaa/AAA        2,092,620
 2,400,000    Henderson Nevada Water & Sewer Revenue (FGIC insured),
                4.75%, 9/1/18.............................................     Aaa/AAA        2,303,040

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1999

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              NEVADA (CONTINUED)
              Nevada Housing Division Revenue (FHA insured),
$1,055,000    6.20%, 4/1/17...............................................     Aaa/AAA      $ 1,117,899
   990,000    6.20%, 10/1/28..............................................      Aaa/NR        1,044,826
                                                                                             ----------
                                                                                              9,771,045
                                                                                             ----------
              NEW HAMPSHIRE--1.8%
 1,000,000    New Hampshire Higher Educational & Health Facilities
                Authority Revenue,
                6.125%, 10/1/13...........................................     Baa1/NR        1,027,660
              New Hampshire State Housing Finance Authority,
   855,000    6.50%, 7/1/14...............................................      Aa3/NR          909,421
 1,000,000    6.90%, 7/1/19...............................................      Aa2/NR        1,062,380
                                                                                             ----------
                                                                                              2,999,461
                                                                                             ----------
              NEW JERSEY--0.6%
 1,000,000    New Jersey Economic Development Authority,
                Heating & Cooling Revenue,
                6.20%, 12/1/07............................................     NR/BBB-        1,046,490
                                                                                             ----------
              NEW YORK--12.0%
 1,000,000    Long Island Power Authority, Electric System Revenue,
                5.50%, 12/1/29............................................     Baa1/A-        1,026,770
 1,000,000    Municipal Assistance Corporation, City of Troy
                (MBIA insured),
                5.00%, 1/15/16............................................     Aaa/AAA        1,002,980
              New York City General Obligation Bonds,
 2,000,000    5.75%, 2/1/17...............................................      A3/A-         2,125,320
 1,500,000    5.75%, 2/1/19...............................................      A3/A-         1,585,095
 1,000,000    5.875%, 3/15/18.............................................      A3/A-         1,071,260
 1,000,000    6.00%, 8/1/14...............................................      A3/A-         1,093,380
 1,000,000    6.00%, 8/1/16...............................................      A3/A-         1,086,520
 1,000,000    6.95%, 8/15/12 (MBIA insured) (Pre-refunded 8/15/04) (A)....     Aaa/AAA        1,153,150
 2,140,000    7.00%, 10/1/09 (Pre-refunded 10/1/02) (A)...................      A3/A-         2,393,847
 3,000,000    New York City Industrial Development Agency,
                Special Facilities Revenue,
                6.125%, 1/1/24............................................       A3/A         3,179,940
 1,500,000    New York State Dormitory Authority Revenue,
                5.75%, 5/15/24 (Pre-refunded 5/15/04) (A).................     Aaa/AAA        1,628,730
              New York State Medical Care Facilities,
                Finance Agency Revenue,
    15,000    6.50%, 8/15/24..............................................      A3/A-            16,748
   985,000    6.50%, 8/15/24 (Pre-refunded 8/15/04) (A)...................      A3/A-         1,116,793
 1,080,000    New York State Urban Development Corporation,
                Correctional Capital Facility,
                5.375%, 1/1/25............................................    Baa1/BBB+       1,092,225
                                                                                             ----------
                                                                                             19,572,758
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1999

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              NORTH CAROLINA--1.3%
              North Carolina Medical Care Community Hospital Revenue,
$1,000,000    4.75%, 12/1/28..............................................     Aa3/AA-       $  911,320
 1,250,000    4.75%, 12/1/28 (MBIA insured)...............................     Aaa/AAA        1,165,462
                                                                                             ----------
                                                                                              2,076,782
                                                                                             ----------
              NORTH DAKOTA--0.9%
 1,495,000    North Dakota State Housing Finance Agency,
                5.50%, 7/1/18.............................................      Aa3/NR        1,511,041
                                                                                             ----------
              PENNSYLVANIA--5.2%
 2,000,000    Allegheny County Hospital Development Authority
                (MBIA insured),
                6.00%, 7/1/23.............................................     Aaa/AAA        2,233,340
 1,750,000    Philadelphia Hospitals & Higher Facilities Authority Revenue
                (AMBAC insured),
                5.125%, 5/15/18...........................................     Aaa/AAA        1,732,133
 1,500,000    Philadelphia Water and Wastewater Revenue (MBIA insured),
                5.25%, 6/15/23............................................     Aaa/AAA        1,506,915
 3,000,000    Southeastern Pennsylvania Transit Authority Revenue
                (FGIC insured),
                5.375%, 3/1/22............................................     Aaa/AAA        3,065,310
                                                                                             ----------
                                                                                              8,537,698
                                                                                             ----------
              SOUTH CAROLINA--0.9%
 1,450,000    York County Industrial Revenue,
                5.70%, 1/1/24.............................................      A2/A+         1,474,374
                                                                                             ----------
              SOUTH DAKOTA--0.7%
 1,000,000    Heartland Consumers Power District Revenue,
                7.00%, 1/1/16.............................................     Aaa/AAA        1,199,580
                                                                                             ----------
              TENNESSEE--1.3%
 2,000,000    Tennessee Housing Development Agency,
                6.375%, 7/1/22............................................      Aa2/AA        2,134,900
                                                                                             ----------
              TEXAS--8.5%
 1,000,000    Alliance Airport Authority Revenue,
                6.375%, 4/1/21............................................     Baa2/BBB       1,076,980
 1,195,000    Arlington General Obligation Bonds,
                5.00%, 8/15/16............................................      Aa3/AA        1,195,717
 1,000,000    Denton County General Obligation Bonds (AMBAC insured),
                5.00%, 7/15/16............................................     Aaa/AAA        1,001,120
 1,000,000    Harlandale Independent School District,
                4.50%, 8/15/23............................................      Aaa/NR          911,710
 1,500,000    Harris County Port Authority General Obligation Bonds,
                5.75%, 10/1/17............................................      Aa2/AA        1,578,450
   785,000    Harris County Toll Road Subordinated Lien,
                6.50%, 8/15/15............................................      Aa2/AA          857,919

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1999

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              TEXAS (CONTINUED)
$1,000,000    Houston Independent School District,
                4.75%, 2/15/26............................................     Aaa/AAA      $   938,010
              Houston Water Conveyance System, Certificates of
                Participation
                (AMBAC insured),
 1,000,000    6.25%, 12/15/14.............................................     Aaa/AAA        1,156,850
 1,400,000    7.50%, 12/15/15.............................................     Aaa/AAA        1,817,144
 2,500,000    Houston Water & Sewer Systems Revenue (FGIC insured),
                5.00%, 12/1/25............................................     Aaa/AAA        2,417,800
 1,000,000    North East Independent School District,
                4.50%, 2/1/16.............................................     Aaa/AAA          944,740
                                                                                             ----------
                                                                                             13,896,440
                                                                                             ----------
              UTAH--0.8%
              Utah Housing Finance Agency (FHA insured),
   910,000    6.35%, 7/1/11...............................................      Aa2/NR          965,738
   300,000    6.55%, 7/1/26...............................................     Aa2/AAA          318,063
                                                                                             ----------
                                                                                              1,283,801
                                                                                             ----------
              VERMONT--0.9%
 1,475,000    Vermont Housing Finance Agency (FHA insured),
                7.85%, 12/1/29............................................      A1/A-         1,507,361
                                                                                             ----------
              VIRGINIA--3.3%
 4,200,000    Virginia Housing Development Authority,
                Commonwealth Mortgage,
                6.50%, 1/1/13.............................................     Aa1/AA+        4,407,312
 1,000,000    Virginia Housing Development Authority, Multi-Family
                Housing,
                5.20%, 11/1/15............................................     Aa1/AA+        1,015,480
                                                                                             ----------
                                                                                              5,422,792
                                                                                             ----------
              WASHINGTON--0.7%
 1,000,000    Seattle Museum Development Authority,
                6.30%, 7/1/13.............................................     Aa1/AA+        1,089,330
                                                                                             ----------
              WEST VIRGINIA--1.9%
              Braxton County Solid Waste Disposal Revenue,
 1,000,000    6.125%, 4/1/26..............................................       A2/A         1,047,760
 1,000,000    6.50%, 4/1/25...............................................       A2/A         1,084,480
 1,000,000    West Virginia General Obligation Bonds, (FGIC insured),
                4.50%, 6/1/23.............................................     Aaa/AAA          910,830
                                                                                             ----------
                                                                                              3,043,070
                                                                                             ----------
              WISCONSIN--3.0%
 1,500,000    Wisconsin General Obligation Bonds,
                5.30%, 5/1/23.............................................      Aa2/AA        1,500,000

                         MUNICIPAL ADVANTAGE FUND INC.
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 APRIL 30, 1999

Principal                                                                    Credit Rating
  Amount                                                                     (Moody's/S&P)     Value
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              WISCONSIN (CONTINUED)
$3,500,000    Wisconsin Health & Educational Facilities Authority Revenue
                (MBIA insured),
                5.25%, 8/15/27............................................     Aaa/AAA      $  3,448,970
                                                                                            ------------
                                                                                               4,948,970
                                                                                            ------------

              Total Long-Term Investments (cost--$152,905,118)............                   160,810,929
                                                                                            ------------
              Total Investments (cost--$152,905,118)*.....................          98.3%   $160,810,929
              Other Assets in Excess of Liabilities.......................
                                                                                     1.7       2,725,728
                                                                             -------------  ------------
              Total Net Assets............................................         100.0%   $163,536,657
                                                                             -------------  ------------
                                                                             -------------  ------------

--------------------------------------------------------------------------------
  * Aggregate unrealized appreciation for securities in which there is an excess of value over tax cost is $8,340,620, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $434,809 and net unrealized appreciation for Federal income tax purposes is $7,905,811. The cost basis of portfolio securities for Federal income tax purposes is $152,905,118.

(A) Bonds which are pre-refunded are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 APRIL 30, 1999

ASSETS
  Investments, at value (cost--$152,905,118).............................................................   $160,810,929
  Cash...................................................................................................         41,741
  Interest receivable....................................................................................      2,709,093
  Receivable from investments called.....................................................................        620,000
  Prepaid expenses.......................................................................................         25,502
                                                                                                            ------------
     Total Assets........................................................................................    164,207,265
                                                                                                            ------------
LIABILITIES
  Dividends payable attributable to common shares........................................................        482,597
  Investment management fee payable......................................................................         80,884
  Dividends payable attributable to preferred shares.....................................................         19,861
  Other payables and accrued expenses....................................................................         87,266
                                                                                                            ------------
     Total Liabilities...................................................................................        670,608
                                                                                                            ------------
       Total Net Assets..................................................................................   $163,536,657
                                                                                                            ------------
                                                                                                            ------------
COMPOSITION OF NET ASSETS
  Preferred stock ($.001 par value and $50,000 net asset and liquidation value per share
     applicable to 1,100 shares issued and outstanding)..................................................   $ 55,000,000
                                                                                                            ------------
  Common stock:
     Par value ($.001 per share, applicable to 7,257,093 shares issued and outstanding)..................          7,257
     Paid-in-capital in excess of par....................................................................    100,618,353
  Undistributed net investment income....................................................................        322,469
  Accumulated net realized loss on investments and futures transactions..................................       (317,233)
  Net unrealized appreciation on investments.............................................................      7,905,811
                                                                                                            ------------
     Net assets applicable to common shareholders........................................................    108,536,657
                                                                                                            ------------
       Total Net Assets..................................................................................   $163,536,657
                                                                                                            ------------
                                                                                                            ------------
       Net asset value per common share..................................................................         $14.96
                                                                                                            ------------
                                                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)

                        SIX MONTHS ENDED APRIL 30, 1999

INVESTMENT INCOME
  Interest.................................................................................................  $  4,574,122
                                                                                                             ------------
OPERATING EXPENSES
  Investment management fee................................................................................       490,510
  Auction fees and commissions.............................................................................        72,836
  Auditing and tax return preparation fees.................................................................        37,805
  Reports and notices to shareholders......................................................................        25,416
  Custodian fees...........................................................................................        24,200
  Legal fees...............................................................................................        21,685
  Directors' fees and expenses.............................................................................        12,366
  Transfer and dividend disbursing agent fees..............................................................        11,137
  Stock exchange listing fee...............................................................................         8,019
  Miscellaneous............................................................................................         3,456
                                                                                                             ------------
     Total operating expenses..............................................................................       707,430
       Less: Expenses offset...............................................................................          (511)
                                                                                                             ------------
       Net operating expenses..............................................................................       706,919
                                                                                                             ------------
          Net investment income............................................................................     3,867,203
                                                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET
  Net realized gain on investments.........................................................................       140,337
  Net realized loss on futures transactions................................................................       (87,850)
                                                                                                             ------------
     Net realized gain on investments and futures transactions.............................................        52,487
  Net change in unrealized appreciation (depreciation) on investments......................................    (2,150,421)
                                                                                                             ------------
     Net realized gain and change in unrealized appreciation (depreciation) on investments.................    (2,097,934)
                                                                                                             ------------
Net increase in net assets resulting from operations.......................................................  $  1,769,269
                                                                                                             ------------
                                                                                                             ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Six months
                                                                                              ended         Year ended
                                                                                            April 30,      October 31,
                                                                                             1999(1)           1998
                                                                                           ------------    ------------
OPERATIONS

  Net investment income.................................................................   $  3,867,203    $  7,755,423
  Net realized gain on investments and futures transactions.............................         52,487       2,420,489
  Net change in unrealized appreciation (depreciation) on investments...................     (2,150,421)      1,991,692
                                                                                           ------------    ------------
     Net increase in net assets resulting from operations...............................      1,769,269      12,167,604
                                                                                           ------------    ------------

DIVIDENDS TO SHAREHOLDERS

  Dividends to preferred shareholders from net investment income........................       (892,493)     (2,039,506)
  Dividends to common shareholders from net investment income...........................     (2,895,580)     (5,791,157)
                                                                                           ------------    ------------
     Total dividends to shareholders....................................................     (3,788,073)     (7,830,663)
                                                                                           ------------    ------------
       Total increase (decrease) in net assets..........................................     (2,018,804)      4,336,941

NET ASSETS

  Beginning of period...................................................................    165,555,461     161,218,520
                                                                                           ------------    ------------
  End of period (including undistributed net investment income of $322,469 and $243,339,
     respectively)......................................................................   $163,536,657    $165,555,461
                                                                                           ------------    ------------
                                                                                           ------------    ------------

(1) Unaudited

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 APRIL 30, 1999

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

     The Fund has a management agreement with Value Advisors LLC (the "Investment Manager") pursuant to which the Investment Manager will, among other things, supervise the Fund's investment program and monitor the performance of the Fund's service providers.

     The Investment Manager has an investment advisory and administration agreement with OpCap Advisors (the "Investment Adviser"), an affiliate of the Investment Manager, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objective and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund.

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A)  VALUATION OF INVESTMENTS

     Investment debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B)  FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

(C)  SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Interest income is accrued daily. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(D)  DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

     The Fund declares dividends from net investment income monthly to holders of common stock. Distributions of net capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or

                         MUNICIPAL ADVANTAGE FUND INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1999

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

(E)  FUTURES ACCOUNTING POLICIES

     A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. There were no futures contracts open at April 30, 1999.

(F)  EXPENSES OFFSET

     The Fund benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2.  INVESTMENT MANAGEMENT FEE

     The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the
Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. The Investment Manager informed the Fund that it paid the Investment Adviser $294,306 for the six months ended April 30, 1999.

3.  PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $16,943,055 and $16,747,306, respectively.

4.  CAPITAL

     There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

                         MUNICIPAL ADVANTAGE FUND INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                 APRIL 30, 1999

5.  AUCTION RATE PREFERRED STOCK

     The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

     Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.05% to 3.50% during the period and was 3.25% at April 30, 1999. Distributions of net realized gains, if any, are paid at least annually.

     The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

     The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6.  QUARTERLY RESULTS OF OPERATIONS

                                                                               Realized and
                                                                                Unrealized              Net Increase
                                                                              Gain (Loss) on             (Decrease)
                                                                             Investments and            in Net Assets
                                                          Net                    Futures               Resulting from
                           Investment Income       Investment Income        Transactions--Net            Operations
                          --------------------    --------------------    ----------------------    ---------------------
                                         Per                     Per                       Per                      Per
                                        Common                  Common                    Common                   Common
     Quarter Ended          Total       Share       Total       Share        Total        Share        Total       Share
-----------------------   ----------    ------    ----------    ------    ------------    ------    -----------    ------
January 31, 1999.......   $2,257,991    $0.31     $1,907,125    $0.26     $    468,378    $0.07     $ 2,375,503    $ 0.33
April 30, 1999.........    2,316,131     0.32      1,960,078     0.27       (2,566,312)   (0.35)       (606,234)    (0.08)
                          ----------    ------    ----------    ------    ------------    ------    -----------    ------
                          $4,574,122    $0.63     $3,867,203    $0.53     ($ 2,097,934)   ($0.28)   $ 1,769,269    $ 0.25
                          ----------    ------    ----------    ------    ------------    ------    -----------    ------
                          ----------    ------    ----------    ------    ------------    ------    -----------    ------
January 31, 1998.......   $2,295,587    $0.32     $1,930,460    $0.26     $  3,068,626    $0.42     $ 4,999,086    $ 0.68
April 30, 1998.........    2,287,484     0.31      1,941,780     0.27       (2,460,527)   (0.34)       (518,747)    (0.07)
July 31, 1998..........    2,303,378     0.32      1,938,778     0.27        1,825,439     0.25       3,764,217      0.52
October 31, 1998.......    2,294,499     0.32      1,944,405     0.27        1,978,643     0.27       3,923,048      0.54
                          ----------    ------    ----------    ------    ------------    ------    -----------    ------
                          $9,180,948    $1.27     $7,755,423    $1.07     $  4,412,181    $0.60     $12,167,604    $ 1.67
                          ----------    ------    ----------    ------    ------------    ------    -----------    ------
                          ----------    ------    ----------    ------    ------------    ------    -----------    ------

7.  SUBSEQUENT EVENTS

     On May 3, 1999, a dividend of $.0665 per share was declared to common shareholders payable June 1, 1999 to shareholders of record on May 14, 1999.

     On May 24, 1999, the Fund sold 28-day auction rate preferred stock at an annual rate of 3.20% with a pay date of June 22, 1999.

     On June 1, 1999, a dividend of $.0665 per share was declared to common shareholders payable July 1, 1999 to shareholders of record on June 16, 1999.

                         MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS

FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                 Six months ended                      Year ended October 31,
                                                   April 30,          --------------------------------------------------------
                                                     1999*              1998        1997        1996        1995        1994
                                                 -----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period..........       $   15.23        $  14.64    $  13.96    $  13.77    $  11.79    $  14.75
                                                     ---------        --------    --------    --------    --------    --------
Income from investment operations:
Net investment income.........................            0.53            1.07        1.08        1.09        1.08        1.05
Net realized and unrealized gain (loss) on
  investments.................................           (0.28)           0.60        0.68        0.17        1.98       (2.89)
                                                     ---------        --------    --------    --------    --------    --------
    Total income (loss) from investment
      operations..............................            0.25            1.67        1.76        1.26        3.06       (1.84)
                                                     ---------        --------    --------    --------    --------    --------
Dividends and distributions to shareholders:
Dividends to preferred shareholders from net
  investment income...........................           (0.12)          (0.28)      (0.28)      (0.29)      (0.30)      (0.21)
Dividends to common shareholders from net
  investment income...........................           (0.40)          (0.80)      (0.80)      (0.78)      (0.78)      (0.86)
Distributions to preferred shareholders from
  net realized gains..........................              --              --          --          --          --       (0.01)
Distributions to common shareholders from net
  realized gains..............................              --              --          --          --          --       (0.04)
                                                     ---------        --------    --------    --------    --------    --------
    Total dividends and distributions to
      shareholders............................           (0.52)          (1.08)      (1.08)      (1.07)      (1.08)      (1.12)
                                                     ---------        --------    --------    --------    --------    --------
Net asset value, end of period................       $   14.96        $  15.23    $  14.64    $  13.96    $  13.77    $  11.79
                                                     ---------        --------    --------    --------    --------    --------
                                                     ---------        --------    --------    --------    --------    --------
Market value, end of period...................       $  13.250        $ 14.125    $13.1875    $ 11.875    $ 11.625    $   9.75
                                                     ---------        --------    --------    --------    --------    --------
                                                     ---------        --------    --------    --------    --------    --------
Total investment return (1)...................            (3.5%)          13.6%       18.4%        9.2%       27.9%      (25.7%)
                                                     ---------        --------    --------    --------    --------    --------
                                                     ---------        --------    --------    --------    --------    --------
Net assets applicable to common shareholders,
  end of period (000's) (2)...................       $ 108,537        $110,555    $106,219    $101,297    $ 99,908    $ 85,551
                                                     ---------        --------    --------    --------    --------    --------
Ratio of operating expenses to average weekly
  net assets (3,4)............................            1.30%(5)        1.31%       1.39%       1.40%       1.44%       1.39%
                                                     ---------        --------    --------    --------    --------    --------
Ratio of net investment income to average
  weekly net assets (3).......................            7.10%(5)        7.13%       7.64%       7.88%       8.44%       7.85%
                                                     ---------        --------    --------    --------    --------    --------
Portfolio turnover rate.......................              10%             44%         44%         27%         36%         22%
                                                     ---------        --------    --------    --------    --------    --------

--------------------------------------------------------------------------------
* Unaudited
(1) Change in market price assuming reinvestment of dividends and distributions to common shareholders on payable date (at market).
(2) Preferred Shares asset coverage per unit was $148,634, $150,252, $146,251, $141,788, $140,680 and $127,619, respectively.
(3) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average weekly net assets of common shareholders. Average weekly net assets of common shareholders for each period were $109,858,241, $108,761,824, $102,621,213, $99,980,261,
    $93,172,629, and $97,502,978, respectively.
(4) For fiscal periods ending after November 1, 1995, the ratios are calculated to include expenses offset by earning credits from a custodian bank. (See note 1f in Notes to Financial Statements).
(5) Annualized

ANNUAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

     The Fund held its annual shareholders meeting on February 26, 1999. At the meeting, preferred shareholders voted separately on the election of the nominee proposed for election. Common and preferred shareholders voted together on the election of the nominee proposed for election and ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

1. ELECTION OF DIRECTORS

Nominee                                                                        Votes For    Withheld Authority
----------------------------------------------------------------------------   ---------    ------------------
Stephen J. Treadway*........................................................     1,100            0
Raymond D. Horton...........................................................   6,239,164       123,786

2. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND

Votes For     Votes Against     Votes Abstained
----------    --------------    ----------------
6,225,705         63,828             73,417

The following table provides information concerning the Directors of the Fund:

Director                                          Term expiration
---------------------------------------------   -------------------
Jeswald W. Salacuse..........................   2000 Annual Meeting
Robert L. Rosen*.............................   2001 Annual Meeting
Raymond D. Horton............................   2002 Annual Meeting
Stephen J. Treadway*.........................   2002 Annual Meeting

------------------
* Preferred Stock Director

                     [This page intentionally left blank.]

Municipal Advantage Fund Inc.                                 Semi-Annual Report
                                                                  April 30, 1999

Directors and Principal Officers

Stephen J. Treadway
  Director and Chairman of the Board
Raymond D. Horton
  Director
Robert L. Rosen
  Director
Jeswald W. Salacuse
  Director
Bernard H. Garil
  President
Newton B. Schott, Jr.
  Executive Vice President and Assistant Secretary
Matthew Greenwald
  Executive Vice President
Deborah Kaback
  Secretary
Lawrence K. Becker
  Treasurer
Robert J. Brault
  Assistant Treasurer

Investment Manager
Value Advisors LLC
800 Newport Center Drive
Newport Beach, CA 92660

Investment Adviser
OpCap Advisors
One World Financial Center
New York, NY 10281

Transfer Agent, Dividend Paying Agent and Registrar
BostonEquiServe L.P.
Post Office Box 8200
Boston, MA 02266

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

                                                 Municipal Advantage Fund Inc.

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.